UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35782	35-2451470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2014, SunCoke Energy Partners, L.P. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the underwriters (the “Underwriters”) with respect to the issue and sale by the Partnership of up to 3,220,000 common units (which includes the Underwriters’ option to purchase up to 420,000 additional common units to cover over-allotments) representing limited partner interests in the Partnership (the “Units”), in underwritten public offering (the “Offering”). The Underwriters are offering the Units at an initial offering price to the public of $29.03 per Unit. The Units to be issued pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended, pursuant to an effective shelf registration statement on Form S-3 (File No. 333-194213).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein. The closing of the Offering is expected to occur on April 30, 2014.

The underwriters and their respective affiliates are full service financial institutions. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, commercial banking and other services for the Partnership, its general partner and SunCoke, for which they received or will receive customary fees and expenses. In particular, affiliates of Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC are lenders under the Partnership’s revolving credit facility. Affiliates of certain of the underwriters also are lenders under SunCoke Energy, Inc.’s term loan or holders of SunCoke Energy, Inc.’s senior notes and, accordingly, will receive a portion of the proceeds from this offering in the form of repayment of SunCoke Energy, Inc. debt assumed by the Partnership.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC,
its General Partner

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer

Date: April 24, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement